                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                   -------------------------------------------

                                    FORM 8-K

                                 Current Report
                     Pursuant to Section 13 or 15(d) of the
                       Securities and Exchange Act of 1934


                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):
                                 August 20, 1998

                         VOLT INFORMATION SCIENCES, INC.
              ----------------------------------------------------
              Exact Name of Registrant as Specified in Its Charter



          NEW YORK                      1-9232                   13-5658129
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(State or Other Jurisdiction         (Commission             (I.R.S. Employer
      of Incorporation)             File Number)            Identification No.)




1221 AVENUE OF THE AMERICAS, NEW YORK, NEW YORK                     10020
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(Address of Principal Executive Offices)                          (Zip Code)

                                 (212) 704-2400
              ----------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)


                                 NOT APPLICABLE
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)
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Item 5.           Other Events
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                  On August 20, 1998, the Company issued the press release
attached to this report as Exhibit 99.01 concerning the formation of a joint venture.

                  On August 24, 1998, the Company issued the press release attached to this report as Exhibit 99.02 concerning the election of two additional members to the Company's Board of Directors.

Item 7.           Financial Statements, Pro Forma Financial Information and
-------           ---------------------------------------------------------
                  Exhibits
                  --------

         (a)      Financial statements of business acquired:

                  Not applicable.

         (b)      Pro forma financial information:

                  Not applicable.

         (c)      Exhibits:

                  99.01 Volt Information Sciences, Inc. Press Release dated August 20, 1998.

                  99.02 Volt Information Sciences, Inc. Press Release dated August 24, 1998.

                                S I G N A T U R E
                                -----------------

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                    VOLT INFORMATION SCIENCES, INC.




Date:  August 26, 1998              By: /s/ James J. Groberg
                                        --------------------------------
                                        James J. Groberg, Senior Vice President
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                                EXHIBIT INDEX
                                -------------

Exhibit
Number            Description
------            -----------

99.01      Volt Information Sciences, Inc. Press Release dated August 20, 1998.

99.02      Volt Information Sciences, Inc. Press Release dated August 24, 1998.